Supplement to Statement of Additional Information	December 30, 2006

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF ALL PUTNAM FUNDS EXCEPT PUTNAM VARIABLE TRUST, PUTNAM GLOBAL NATURAL RESOURCES FUND, PUTNAM HEALTH SCIENCS TRUST, PUTNAM HIGH YIELD TRUST, PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND AND PUTNAM NEW VALUE FUND.

In the section “Miscellaneous Investments, Investment Practices and Risks, the “Derivatives” subsection is replaced by the following:

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “Borrowing.” In its use of derivatives, the fund may take both long positions (the values which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference in value between underlying investments, pools of investments, indices or currencies.

In the section “Investor Services,” the “Reinstatement Privilege” subsection is replaced by the following:

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

PUTNAM INVESTMENTS	Job Code 240382	[ SAP CODE ]